UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 26, 2018

Date of Report (date of earliest event reported)

Phunware, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37862	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7800 Shoal Creek Blvd, Suite 230-S

Austin, TX 78757

(Address of principal executive offices) (Zip Code)

(512) 693-4199

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements incorporated by reference in this Current Report on Form 8-K are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “could,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect” or “outlook,” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, as well as post-closing management, our estimated or anticipated future results and benefits of following the transaction, including the post-transaction ownership and cash and debt balances, future opportunities for the combined company, estimates of our total addressable market, and projections of customer savings. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding our business and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which we operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which we operate; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of our management team; failure to realize the anticipated benefits of the transaction, including difficulty in integrating the combined businesses; uncertainty as to the long-term value of Phunware, Inc. common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in the Annual Report on Form 10-K for the year ended November 30, 2017 under the heading “Risk Factors,” as updated from time to time by the Quarterly Reports on Form 10-Q and other documents of the predecessor entity and of us on file with the Securities and Exchange Commission (the “SEC”) or in the joint proxy statement/prospectus filed with the SEC by us dated as of November 13, 2018 (the “Prospectus”). There may be additional risks that we presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide our expectations, plans or forecasts of future events and views as of the date of this communication. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our assessments as of any date subsequent to the date of this communication.

EXPLANATORY NOTE

On December 26, 2018, Stellar Acquisition III, Inc., a Republic of the Marshall Islands corporation incorporated in December 2015 (“Stellar”), deregistered as a corporation in the Republic of the Marshall Islands and domesticated as a corporation incorporated under the laws of the State of Delaware upon the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law. Upon the effectiveness of the redomestication, Stellar became a Delaware corporation and, upon the consummation of the Business Combination (as defined below), Stellar changed its corporate name to “Phunware, Inc.” (the “Successor”) and all outstanding securities of Stellar were deemed to constitute outstanding securities of the Successor. Also on December 26, 2018, STLR Merger Subsidiary Inc., a wholly-owned subsidiary of Stellar (“Merger Sub”), merged with and into Phunware, Inc. (“Phunware”), a corporation incorporated in Delaware in February 2009, with Phunware surviving the merger (the “Merger”) and becoming a wholly-owned subsidiary of the Successor (the “Business Combination”). Upon the consummation of the Business Combination, Phunware will change its corporate name to “Phunware OpCo, Inc.”

As of the open of trading on December 28, 2018, the common stock and warrants of the Successor began trading on The Nasdaq Capital Market (“Nasdaq”) as “PHUN” and “PHUNW,” respectively. This Current Report on Form 8-K is being filed in connection with a series of transactions consummated by Stellar and Phunware and certain related events and actions taken by the Stellar and Phunware.

As used in this Current Report on Form 8-K henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms “the Company,” “Registrant,” “Phunware,” “PHUN,” “we,” “us” and “our” refer to the parent entity formerly named Stellar Acquisition III Inc., after giving effect to the Business Combination, and as renamed Phunware, Inc.

Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the Prospectus. This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Merger

As disclosed under the sections titled “The Stellar Business Combination Proposal” and “The Merger Agreement” of the Prospectus, on February 27, 2018, the parties entered into an Agreement and Plan of Merger, dated as of February 27, 2018 (the “Merger Agreement”) by and among Stellar, Merger Sub and Phunware, as amended by the First Amendment thereto, dated as of November 1, 2018.

Item 2.01 of this Current Report on Form 8-K discusses the consummation of the Business Combination and various other events contemplated by the Merger on December 26, 2018 (the “Closing”) and is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Completion of the Business Combination

On December 21, 2018, Stellar held a special meeting at which Stellar’s stockholders considered and approved, among other matters, the Merger Agreement. On December 26, 2018, the parties consummated the Business Combination.

In connection with the consummation of the Business Combination, holders of 1,813,487 shares of Stellar common stock sold in its initial public offering (“Public Shares”) exercised their right to redeem their Public Shares for cash at a price of $10.64 per share, for an aggregate amount of approximately $19.3 million. As a result of these redemptions, the Stellar trust account had approximately $0.4 million immediately prior to Closing.

In addition, 6,000 shares for aggregate cash proceeds of $6.0 million from the Series A 8% convertible preferred stock financing (“Series A Financing”), as more completely described in Item 3.02 below, were issued in conjunction with the Business Combination. In connection with the Series A Financing, the Sponsors (defined below) transferred an aggregate of 250,000 shares of Stellar common stock to the Series A Financing investor, and 181,391 shares to certain service providers.

Immediately after giving effect to the Business Combination (including the redemptions and the issuance of shares in the Series A Financing, both described above), there were approximately 27.9 million shares of common stock and warrants to purchase approximately 18.2 million shares of common stock of Phunware issued and outstanding.

In addition, in connection with the Closing, Astra Maritime Corp., Dominium Investments Inc., Magellan Investments Corp. and Firmus Investments Inc. (the “Sponsors”) transferred to the former stockholders of Phunware 3,985,244 warrants to purchase shares of Stellar common stock, in exchange for a promissory note in the principal amount of approximately $2.0 million, which shall mature on December 26, 2019. The Sponsors also transferred to Stellar 627,864 shares of Stellar common stock, which shall be retained in treasury and available for issuance from time to time by Stellar.

Upon consummation of the Business Combination, the former stockholders of Phunware owned approximately 92% of the issued and outstanding shares of common stock of the Successor. This percentage excludes the impact of outstanding stock options and warrants.

The Merger Agreement contains representations and warranties of the parties thereto, certain of which are limited by materiality and material adverse effect. The parties have also each agreed to certain covenants contained in the Merger Agreement. The representations, warranties and covenants of the parties contained in the Merger Agreement terminated at the Closing, notwithstanding that any covenant that, by its terms, provides for performance following the consummation of the Business Combination shall survive until such covenant is performed. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K.

For more information about the Business Combination, including the Merger Agreement and Merger consideration, and certain agreements relating to the Business Combination, including those certain lock-up agreements dated as of December 26, 2018, see the section titled “The Stellar Business Combination Proposal” in the Prospectus.

There will be no accounting effect or change in the carrying amount of the consolidated assets and liabilities of the Successor as a result of the domestication. The Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. generally accepted accounting principles (“GAAP”). Accordingly, Stellar is the legal acquirer and Phunware is the accounting acquirer and predecessor whereby the Successor’s historical financial statements will reflect the financial position, results of operations and cash flows of Phunware, and the net cash proceeds obtained from Stellar in the Business Combination will be reflected as a capital infusion. Furthermore, the historical capitalization of Phunware immediately before the Business Combination will be adjusted based on the exchange ratio of 0.459 Successor shares for every one share of Phunware capital stock.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Stellar was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Phunware, Inc. as the successor issuer to Stellar, is providing the information below that would be included in a Form 10 if Phunware were to file a Form 10 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by incorporating by reference the information contained in the Prospectus, including the following sections listed below. Please note that the information provided below relates to the combined company after Stellar’s acquisition of Phunware in connection with the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Business

The business of the Company is described in the Prospectus in the section entitled “Information about Phunware.”

Risk Factors

The risk factors related to our business operations are described in the Prospectus in the section entitled “Risk Factors,” which are incorporated herein by reference.

Financial Information

Our financial information is provided in the disclosure contained in the Prospectus in the sections entitled “Selected Historical Consolidated Financial Information and Other Data of Phunware,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Phunware,” which is incorporated herein by reference, in addition to Item 9.01 below.

Properties

Our properties are described in the disclosure in the section titled “Information about Phunware - Facilities” in the Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Successor’s common stock immediately following the consummation of the Business Combination by:

●	each person known by Stellar to be the beneficial owner of more than 5% of shares of the Successor’s common stock immediately following the consummation of the Business Combination;
●	each of the Successor’s named executive officers and directors immediately following the consummation of the Business Combination; and
●	all executive officers and directors of the Successor as a group immediately following the consummation of the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Applicable percentage ownership is based on 27,922,027 shares of the Successor’s common stock outstanding on an as converted basis as of immediately following the consummation of the Business Combination, December 26, 2018. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of such person, all shares of the Successor common stock subject to outstanding options held by the person that are currently exercisable or exercisable within 60 days of December 26, 2018 and warrants exercisable held by the person that are currently exercisable or exercisable within 60 days of December 26, 2018. However, we did not deem such shares of the Successor common stock outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, Phunware believes that all persons named in the table have sole voting and investment power with respect to all shares of the Successor’s common stock owned by them.

	Beneficial Ownership
Name of Beneficial Owner(1)	Number of Shares	%
Alan Knitowski(2)	998,186	3.6%
Matt Aune	186,632	*
Randall Crowder(3)	988,642	3.5%
Luan Dang(4)	961,367	3.4%
Barbary Brunner	137,700	*
Prokopios (Akis) Tsirigakis(5)	2,750,148	9.8%
George Syllantavos(6)	3,918,960	14.0%
Lori Tauber Marcus	—	*
Kathy Tan Mayor	—	*
Keith Cowan	—	*
All directors and executive officers as a group (10 individuals)	9,174,248	32.9%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the stockholders is 7800 Shoal Creek Blvd, Suite 230-S, Austin, TX 78757.
(2)	Includes (i) 338,946 shares and 211,604 warrants exercisable within 60 days held of record by Cane Capital, LLC for which Mr. Knitowski serves as president; (ii) 2,636 shares and 1,624 warrants exercisable within 60 days held of record by Curo Capital Appreciation Fund I, LLC (#1) for which Mr. Knitowski serves as president; (iii) 2,636 shares and 4,336 warrants exercisable with 60 days held of record by Curo Capital Appreciation Fund I, LLC (Fund 1) for which Mr. Knitowski serves as president; (iv) 10,545 shares and 17,349 warrants exercisable within 60 days held of record by Curo Capital Appreciation Fund I, LLC (Fund 2) for which Mr. Knitowski serves as president; (v) 408,510 shares subject to options exercisable within 60 days of which 255,510 have vested as of such date.
(3)	Includes (i) 286,982 shares and 472,160 warrants exercisable within 60 days held of record by Nove PW I LP for which Mr. Crowder is founder and managing partner; and (ii) 229,500 shares subject to option exercisable within 60 days of which none have vested to date.
(4)	Includes (i) 683,534 shares and 105,688 warrants exercisable within 60 days held of record by Mr. Dang and (ii) 172,125 shares subject to options exercisable within 60 days of which 82,476 have vested to date.
(5)	Includes (i) 177,769 shares held of record by Astra Maritime Corp for which Mr. Tsirigakis is the sole shareholder; (ii) 210,128 shares held of record by Dominium Investments, Inc. for which Mr. Tsirigakis is the sole shareholder, and (iii) 2,362,251 warrants exercisable within 60 days held of record by Dominium Investments, Inc and Astra Maritime Corp for which Mr. Tsirigakis is the sole shareholder.
(6)	Includes (i) 186,174 shares held of record by Magellan Investments Corp of which Mr. Syllantavos is the sole shareholder; (ii) 193,318 shares held of record by Firmus Investments, Inc. of which Mr. Syllantavos is the sole shareholder, and (iii) 3,539,470 warrants exercisable within 60 days held of record by Magellan Investments Corp and Firmus Investments,Inc. of which Mr. Syllantavos is the sole shareholder.

Directors and Executive Officers

Our directors and executive officers are described in the section titled “Management of the Successor Following the Business Combination” in the Prospectus, which is incorporated herein by reference.

Executive Compensation

The disclosure set forth in the section entitled “Executive Compensation in Relation to Phunware, Inc.” in the Prospectus is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The disclosure set forth in the sections titled “Certain Relationships and Related Person Transactions” and “Management of the Successor Following the Business Combination” in the Prospectus is incorporated herein by reference.

Legal Proceedings

The disclosure set forth in the section titled “Information about Phunware - Legal Proceedings” in the Prospectus is incorporated herein by reference.

Market Price of Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Company has not paid any cash dividends on its common stock to date. The payment of any cash dividends will be dependent upon the revenue, earnings and financial condition of the Successor from time to time. The payment of any dividends will be within the discretion of the board of directors of the Successor. It is presently expected that the Successor will retain all earnings for use in the business operations of the Successor and, accordingly, it is not expected that the board of directors of the Successor will declare any dividends in the foreseeable future. The ability of the Successor to declare dividends may be limited by the terms of any other financing and other agreements entered into by the Successor or its subsidiaries from time to time.

The disclosure set forth in the section titled “Market Price and Dividend Information” in the Prospectus is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth in Item 3.02 of this Current Report on Form 8-K concerning the issuance of 6,000 shares of Series A 8% convertible preferred stock to a certain accredited investor, which is incorporated herein by reference.

Description of Registrant Securities

The description of Phunware’s securities contained in the Prospectus in the sections titled “Description of PHUN Securities” and “Comparison of Corporate Governance and Shareholder Rights” is incorporated herein by reference.

Indemnification of Directors and Officers

The set forth in the Prospectus in the section titled “Limitation of Liability and Indemnification Matters in Relation to Phunware, Inc.” is incorporated herein by reference.

A copy of the form of indemnification agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Successor and its affiliates.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Successor and its affiliates.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

In connection to the consummation of the Business Combination, Phunware issued 6,000 shares to a single investor of Series A 8% convertible preferred stock (the “Preferred Stock”) with stated value of $1,000 per share for proceeds of $6 million. The Company deposited $5.5 million of the $6 million proceeds into a restricted escrow account in accordance with the Securities Purchase Agreement entered into with the investor and concurrently entered into a Registration Rights Agreement.

The shares are mandatorily redeemable in cash at the following schedule; (i) 104% of the aggregate value of three thousand (3,000) shares on the 30 day anniversary of the issuance; (ii) 104% of the aggregate value of two thousand five hundred (2,500) shares on the 60th anniversary of the original issue; and (iii) 104% of the aggregate value of five hundred (500) shares of the 90th anniversary of the original issue. The Preferred Stock is also convertible into shares of the Company’s common stock at the option of the holder. Generally, the Preferred Stock does not have voting rights. Furthermore, in the event of liquidation, dissolution or winding up of the Company the Preferred Stock would be entitled to receive assets ahead of the Company’s common stockholders.

As part of the Series A Financing, the Sponsors transferred shares of Stellar common stock to the investor and certain service providers as outlined in more detail in Item 2.01 above.

A copy of the Certificate of Designation is filed as Exhibit 3.3 to this Current Report on Form 8-K, a copy of the Securities Purchase Agreement is filed as Exhibit 10.9 to this Current Report on Form 8-K, and a copy of the Registration Rights Agreement is filed as Exhibit 10.10 to this Current Report on Form 8-K.

Exemptions

The Company issued the Preferred Stock pursuant to the exemption from registration provided by Section 4(a)(2) under the Securities Act, as transactions not requiring registration under Section 5 of the Securities Act.

ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

The disclosure set forth in the sections titled “Comparison of Shareholder Rights Before and After the Redomestication” and “Description of Phunware, Inc. Securities” in the Prospectus is incorporated herein by reference.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

WitumSmith+Brown, PC (“Withum”) served as the independent registered public accounting firm for Stellar (and its subsidiary) from its inception thru the Closing. The firm of Marcum, LLP (“Marcum”) served as the independent registered public accounting firm for privately-held Phunware. The Company anticipates Marcum to be named as the independent registered public accounting firm for Successor; however, this has yet to approved by the audit committee of the Successor.

Withum’s report on Stellar’s financial statements as of November 30, 2017 and 2016, and for the years then ended did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report contained an explanatory paragraph in which Withum expressed substantial doubt as to Stellar’s ability to continue as a going concern if it did not complete a business combination by December 26, 2018. During the period of Withum’s engagement by Steller, and the subsequent interim period preceding Withum’s dismissal, there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Withum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Withum’s engagement and subsequent interim period preceding Withum’s dismissal.

During the period from December 8, 2015 (Stellar’s inception) thru November 30, 2017 and the subsequent interim period preceding the engagement of Marcum, Stellar did not consult Marcum regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Stellar’s financial statements, and neither a written report was provided to Phunware or oral advice was provided that Marcum concluded was an important factor considered by Phunware in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K.

Phunware provided Withum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K and requested that Withum furnish a letter addressed to the SEC, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and if not, stating the respects in which it does not agree.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Reference is made to the Prospectus in the sections titled “The Stellar Business Combination Proposal” and “The Merger Agreement”, which are incorporated herein by reference. Further reference is made to Item 2.01 in this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Directors and Certain Officers

Reference is made to the Prospectus in the section titled “Management of the Successor Following the Business Combination”, which is incorporated herein by reference. For biographical information concerning the executive officers and directors, see the disclosure in the Prospectus in the sections titled “Information about Phunware – Executive Officers and Significant Employees of Phunware”, “Directors, Executive Officers, Executive Compensation and Corporate Governance of Stellar”, and “Stellar Proposal 6: The Director Election Proposal — Information about Executive Officers, Directors and Nominees”, which are incorporated herein by reference.

Departure of Directors and Certain Officers

Effective upon the Closing, each of Winston Damarillo, Chase Fraser, John Kahan, and Eric Manlunas resigned as directors of Phunware. Effective upon the Closing, each of Prokopios (Akis) Tsirigakis and George Syllantavos resigned as executive officers of Stellar, and Alexandros Argyros, Tiziano Paravagna, and Eleonora (Liona) Bacha resigned as directors of Stellar.

2018 Equity Incentive Plan

At the Special Meeting, the Stellar stockholders considered and approved the 2018 Equity Incentive Plan, which is outlined in the Prospectus in the section titled “Proposal Three: The 2018 Equity Incentive Plan Proposal” and is incorporated herein by reference.

2018 Employee Stock Purchase Plan

At the Special Meeting, the Stellar stockholders considered and approved the 2018 Employee Stock Purchase Plan, which is outlined in the Prospectus in the section titled “Proposal Four: The 2018 ESPP Proposal” and is incorporated herein by reference.

Offer Letters

In connection with the consummation of the Business Combination, Phunware entered into employment agreements with certain of its executive officers: Alan Knitowski, Chief Executive Officer; Matt Aune, Chief Financial Officer; Randall Crowder, Chief Operating Officer; Barbary Brunner, Chief Marketing Officer; Luan Dang, Chief Technology Officer; Matthew Lindenberger, Vice President of Engineering; and Tushar Patel, Executive Vice President of Corporate Development. The employment agreements generally provide for at-will employment and set forth each executive officer’s initial base salary, discretionary performance bonus target, severance eligibility, and eligibility for other employment benefits. The employment agreements are attached as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 hereto, respectively.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The disclosure contained in Item 3.03 above is incorporated herein by reference. A copy of the amended and restated certificate of incorporation of the Successor is filed as Exhibit 3.1 to this Current Report on Form 8-K and a copy of the amended and restated bylaws of the Successor is filed as Exhibit 3.2 to this Current Report on Form 8-K.

In connection with the Closing, on December 26, 2018, the board of directors of the Successor approved a change of the Company’s fiscal year end from November 30 to a calendar year ending December 31, effective immediately. Accordingly, the new fiscal year will begin on January 1 and end on December 31.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Prior to the Business Combination, Stellar was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act). As a result of the Business Combination, Stellar ceased being a shell company. The disclosure set forth in Item 2.01 above is incorporated herein by reference and reference is also made to the section entitled “The Stellar Business Combination Proposal” in the Prospectus.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

The audited financial statements of Stellar as of November 30, 2017 and 2016 and for the year ended November 30, 2017 and for the period from December 8, 2015 (inception) through November 30, 2016, and the unaudited condensed financial statements of Stellar as of and for the nine months ended August 31, 2018 are incorporated by reference to the financial statements in the Prospectus on pages F-2 through F-30.

The audited consolidated financial statements of Phunware as of and for the years ended December 31, 2017 and 2016, and the unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2018 and 2017, are incorporated by reference to the financial statements in the Prospectus on pages F-31 through F-77.

The unaudited condensed consolidated financial statements of Phunware as of and for the nine months ended September 30, 2018 and 2017 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(c) Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b).

(d) Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide investors with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to other investors; and

●	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Exhibit Title
2.1(1)	Agreement and Plan of Merger, dated February 27, 2018, by and among Stellar, STLR Merger Subsidiary Inc. and Phunware, Inc.
2.2(2)	First Amendment to Agreement and Plan of Merger, dated November 1, 2018, by and among Stellar, Phunware, Inc. and the Holder Representative named therein.
3.1	Amended and Restated Certificate of Incorporation of Phunware, Inc., filed on December 26, 2018.
3.2	Amended and Restated Bylaws of Phunware, Inc.
3.3	Certificate of Designation filed on December 26, 2018.
4.1(3)	Specimen Common Stock certificate of Phunware, Inc.
10.1(4)	Form of Indemnification Agreement between Phunware, Inc. and its directors and officers.
10.2	Employment Agreement between Phunware, Inc. and Alan Knitowski.
10.3	Employment Agreement between Phunware, Inc. and Matt Aune.
10.4	Employment Agreement between Phunware, Inc. and Randall Crowder.
10.5	Employment Agreement between Phunware, Inc. and Barbary Brunner.
10.6	Employment Agreement between Phunware, Inc. and Luan Dang.
10.7	Employment Agreement between Phunware, Inc. and Matthew Lindenberger.
10.8	Employment Agreement between Phunware, Inc. and Tushar Patel.
10.9	Securities Purchase Agreement dated December 26, 2018 between Stellar and the Purchaser
10.10	Registration Rights Agreement dated December 26, 2018 between Stellar and the Purchaser
16.1	Letter regarding Change in Independent Registered Public Accounting Firm dated December 26, 2018.
99.1	Phunware, Inc. unaudited financial statements as of and for the nine months period ended September 30, 2018.
99.2	Unaudited pro forma financial statements.
99.3	Management’s Discussion and Analysis as of and for the three and nine months ended September 30, 2018.

(1)	Incorporated by reference to Annex C to the Prospectus.
(2)	Incorporated by reference to Annex C-1 to the Prospectus.
(3)	Incorporated by reference to Exhibit 4.3 of the joint proxy statement/prospectus filed with the SEC on November 6, 2018.
(4)	Incorporated by reference to Exhibit 10.12 of the joint proxy statement/prospectus filed with the SEC on November 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PHUNWARE, INC.

Dated: January 2, 2019	By:	/s/ Alan S. Knitowski
	Name:	Alan S. Knitowski
	Title:	Chief Executive Officer